SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2001

CV THERAPEUTICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-21643	45-1570294

(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3172 PORTER DRIVE
PALO ALTO, CALIFORNIA 94304
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(650) 812-0585
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

         On August 8, 2001, the Registrant received a Notice of Allowance from the United States Patent and Trademark Office for a patent application entitled, “Partial Fatty Acid Oxidation Inhibitors in the Treatment of Congestive Heart Failure.” Allowed claims include the use of all partial Fatty Acid Oxidation inhibitors, including ranolazine, for the treatment of congestive heart failure.

         The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated October 30, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99.1 Registrant’s Press Release dated October 30, 2001.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CV THERAPEUTICS, INC.

By:	/s/ DANIEL K. SPIEGELMAN

Daniel K. Spiegelman Senior Vice President and Chief Financial Officer (Principal financial and accounting officer)

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Registrant’s Press Release dated October 30, 2001.